Future accounting developments	6 Months Ended
Jun. 30, 2020
Future accounting developments
Future accounting developments

18.        Future accounting developments

The following pronouncements are not applicable for the year ending 31 December 2020 and have not been applied in preparing these interim financial statements. Save as disclosed below, the impact of these accounting changes is still being assessed by the Group and reliable estimates cannot be made at this stage.

IFRS 17 Insurance Contracts

IFRS 17 replaces IFRS 4 Insurance Contracts and is effective for annual periods beginning on or after 1 January 2023.

IFRS 17 requires insurance contracts and participating investment contracts to be measured on the balance sheet as the total of the fulfilment cash flows and the contractual service margin. Changes to estimates of future cash flows from one reporting date to another are recognised either as an amount in profit or loss or as an adjustment to the expected profit for providing insurance coverage, depending on the type of change and the reason for it. The effects of some changes in discount rates can either be recognised in profit or loss or in other comprehensive income as an accounting policy choice. The risk adjustment is released to profit and loss as an insurer’s risk reduces. Profits which are currently recognised through a Value in Force asset, will no longer be recognised at inception of an insurance contract. Instead, the expected profit for providing insurance coverage is recognised in profit or loss over time as the insurance coverage is provided.  The standard will have a significant impact on the accounting for the insurance and participating investment contracts issued by the Group.

The Group has undertaken a re-planning exercise in response to the change of date for IFRS 17 implementation. Work is progressing to plan and to date has focused on interpreting the requirements of the standard, developing methodologies and accounting policies, and assessing the changes required to reporting and other systems. The development of the Group's data warehousing and actuarial liability calculation processes required for IFRS 17 reporting is progressing.

Minor amendments to other accounting standards

The IASB has issued a number of minor amendments to IFRSs effective 1 January 2021 and 1 January 2022 (including IFRS 9 Financial Instruments and IAS 37 Provisions, Contingent Liabilities and Contingent Assets). These amendments are not expected to have a significant impact on the Group.